Exhibit 99.2

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands)

	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Total 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Total 2004	Q1 2005	Q2 2005
Insurance Services Revenue	$76,134	$77,922	$78,100	$76,968	$309,124	$86,727	$88,129	$90,880	$86,632	$352,368	$98,560	$100,963
Screening and Authentication Services Revenue	34,926	40,506	43,411	43,774	162,617	46,428	53,339	56,609	56,330	212,706	55,552	61,346
Financial and Professional Services Revenue	24,829	23,536	23,888	23,238	95,491	24,375	29,107	30,524	29,762	113,768	33,063	30,266
Government Services Revenue	14,859	12,599	12,055	12,168	51,681	11,892	13,177	12,235	12,734	50,038	25,558	24,527
Marketing Services Revenue	25,573	25,676	22,631	22,762	96,642	22,811	23,224	23,585	23,769	93,389	23,099	23,018
Royalty Revenue	1,303	1,389	1,305	1,105	5,102	1,165	1,270	1,370	699	4,504	797	526

Service Revenue (a)	$177,624	$181,628	$181,390	$180,015	$720,657	$193,398	$208,246	$215,203	$209,926	$826,773	$236,629	$240,646

Reimbursable Expenses per EITF 01-14 (e)	10,944	10,470	12,402	11,579	45,395	12,860	7,691	6,149	7,580	34,280	6,543	6,623

Total Revenue	$188,568	$192,098	$193,792	$191,594	$766,052	$206,258	$215,937	$221,352	$217,506	$861,053	$243,172	$247,269

Insurance Services Operating Income	$42,436	$44,364	$43,998	$41,720	$172,518	$47,260	$48,401	$50,714	$49,476	$195,851	$54,204	$55,282
Screening and Authentication Services Operating Income	5,138	9,462	9,670	8,700	32,970	8,287	10,802	12,439	12,187	43,715	11,192	14,476
Financial and Professional Services Operating Income	5,902	5,396	4,747	4,650	20,695	4,810	6,442	7,127	7,959	26,338	9,314	5,849
Government Services Operating Income	3,291	2,617	2,276	2,828	11,012	2,037	3,009	1,287	1,415	7,748	3,221	361
Marketing Services Operating Income	6,908	7,374	3,580	3,987	21,849	4,287	4,408	4,583	5,373	18,651	4,257	3,661
Royalty Operating Income	646	626	416	380	2,068	204	661	798	399	2,062	770	325
Corporate & Shared Expenses	(12,831)	(15,158)	(13,688)	(10,961)	(52,638)	(14,585)	(15,075)	(16,837)	(16,276)	(62,773)	(18,499)	(16,736)
Stock-based compensation	(927)	(1,311)	(1,162)	(1,975)	(5,375)	(1,366)	(3,231)	(1,032)	(1,150)	(6,779)	(1,223)	(1,447)

Operating Income before other charges	$50,563	$53,370	$49,837	$49,329	$203,099	$50,934	$55,417	$59,079	$59,383	$224,813	$63,236	$61,771

Other charges (b):
Accelerated depreciation	—	—	—	—	—	—	—	—	—	—	—	—
Other operating charges (c)	—	(19,817)	(4,022)	(7,103)	(30,942)	—	—	—	—	—	(5,412)	(6,040)

Operating Income (Loss) - Continuing Operations	$50,563	$33,553	$45,815	$42,226	$172,157	$50,934	$55,417	$59,079	$59,383	$224,813	$57,824	$55,731

Operating Income (Loss) - Discontinued Operations	$2,849	$1,110	$1,959	$2,094	$8,012	$3,337	$4,074	$4,957	$4,599	$16,967	$3,265	$3,121

Impairment Loss on Assets Held for Sale - Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Gain (Loss) on sale of Discontinued Operations	$61,201	$—	$—	$—	$61,201	$—	$—	$—	$—	$—	$—	$—

Operating Margins - Continuing Operations
Insurance Services	55.7%	56.9%	56.3%	54.2%	55.8%	54.5%	54.9%	55.8%	57.1%	55.6%	55.0%	54.8%
Screening and Authentication Services	14.7%	23.4%	22.3%	19.9%	20.3%	17.8%	20.3%	22.0%	21.6%	20.6%	20.1%	23.6%
Financial and Professional Services	23.8%	22.9%	19.9%	20.0%	21.7%	19.7%	22.1%	23.3%	26.7%	23.2%	28.2%	19.3%
Government Services	22.1%	20.8%	18.9%	23.2%	21.3%	17.1%	22.8%	10.5%	11.1%	15.5%	12.6%	1.5%
Marketing Services	27.0%	28.7%	15.8%	17.5%	22.6%	18.8%	19.0%	19.4%	22.6%	20.0%	18.4%	15.9%
ChoicePoint excluding other charges as a percentage of service revenue (b) (c)	28.5%	29.4%	27.5%	27.4%	28.2%	26.3%	26.6%	27.5%	28.3%	27.2%	26.7%	25.7%
Operating income excluding other charges as a percentage of total revenue - continuing operations (b)	26.8%	17.5%	23.6%	22.0%	22.5%	24.7%	25.7%	26.7%	27.3%	26.1%	23.8%	22.5%
Internal Growth Rates (d)
Insurance Services	17.2%	15.0%	10.1%	9.5%	12.8%	12.2%	11.4%	14.8%	10.3%	12.2%	11.8%	12.7%
Screening and Authentication Services	-5.4%	-3.2%	4.3%	15.1%	2.9%	22.7%	18.8%	16.5%	21.0%	19.6%	12.2%	11.5%
Financial and Professional Services	-2.0%	-10.6%	-5.4%	-6.6%	-6.2%	-1.8%	0.3%	-4.8%	-5.2%	-2.9%	1.3%	-6.7%
Government Services	58.4%	26.4%	-25.3%	-46.7%	-11.4%	-24.5%	-5.9%	-0.7%	3.0%	-8.0%	2.6%	-3.1%
Marketing Services	-2.4%	-13.6%	-21.7%	-18.7%	-14.5%	-10.8%	-9.5%	4.2%	4.4%	-3.4%	1.3%	-0.9%
Total ChoicePoint	8.8%	3.0%	-1.7%	-3.3%	1.4%	5.7%	7.3%	10.2%	9.4%	8.2%	8.6%	6.7%

	Q3 2005	Q4 2005	Total 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Total 2006	Q1 2007	Q2 2007	Q3 2007
Insurance Services Revenue	$104,775	$98,555	$402,853	$112,326	$112,298	$116,118	$113,716	$454,458	$125,282	$125,185	$129,211
Screening and Authentication Services Revenue	63,687	61,469	242,054	61,845	64,955	66,832	63,456	257,088	61,438	65,881	64,556
Financial and Professional Services Revenue	28,963	25,218	117,510	25,962	26,832	25,530	26,717	105,041	26,272	26,859	26,488
Government Services Revenue	29,630	27,660	107,375	25,663	26,395	28,969	31,390	112,417	27,656	28,118	30,579
Marketing Services Revenue	23,138	22,274	91,529	21,875	19,140	19,089	19,610	79,714	17,200	15,313	14,320
Royalty Revenue	954	121	2,398	—	—	—	—	—	—	—	—

Service Revenue (a)	$251,147	$235,297	$963,719	$247,671	$249,620	$256,538	$254,889	$1,008,718	$257,848	$261,356	$265,154

Reimbursable Expenses per EITF 01-14 (e)	7,479	7,411	28,056	6,726	5,084	4,934	6,134	22,878	4,859	5,412	5,640

Total Revenue	$258,626	$242,708	$991,775	$254,397	$254,704	$261,472	$261,023	$1,031,596	$262,707	$266,768	$270,794

Insurance Services Operating Income	$57,906	$54,278	$221,670	$60,815	$60,039	$60,594	$58,395	$239,843	$65,179	$62,727	$65,032
Screening and Authentication Services Operating Income	16,415	16,897	58,980	14,238	14,729	15,740	12,389	57,096	10,067	12,714	13,237
Financial and Professional Services Operating Income	5,135	2,440	22,738	2,451	3,923	3,044	3,580	12,998	3,050	4,487	3,030
Government Services Operating Income	4,388	3,353	11,323	1,785	1,092	2,400	2,825	8,102	473	1,470	3,268
Marketing Services Operating Income	3,840	4,141	15,899	4,002	2,135	2,834	3,475	12,446	1,197	752	495
Royalty Operating Income	506	121	1,722	—	—	—	—	—	—	—	—
Corporate & Shared Expenses	(19,236)	(16,162)	(70,633)	(14,941)	(14,463)	(15,358)	(19,240)	(64,002)	(16,585)	(15,277)	(17,894)
Stock-based compensation	(1,449)	(1,471)	(5,590)	(5,117)	(5,103)	(6,217)	(6,249)	(22,686)	(5,642)	(5,773)	(5,686)

Operating Income before other charges	$67,505	$63,597	$256,109	$63,233	$62,352	$63,037	$55,175	$243,797	$57,739	$61,100	$61,482

Other charges (b):
Accelerated depreciation	—	—	—	(5,463)	—	—	—	(5,463)	—	—	—
Other operating charges (c)	(4,006)	(13,315)	(28,773)	(5,987)	(2,740)	(116,054)	7,209	(117,572)	(1,288)	(912)	(2,761)

Operating Income (Loss) - Continuing Operations	$63,499	$50,282	$227,336	$51,783	$59,612	$(53,017)	$62,384	$120,762	$56,451	$60,188	$58,721

Operating Income (Loss) - Discontinued Operations	$1,476	$1,948	$9,810	$1,270	$872	$881	$2,273	$5,296	$138	$(518)	$(842)

Impairment Loss on Assets Held for Sale - Discontinued Operations	$—	$—	$—	$—	$—	$(58,000)	$(9,504)	$(67,504)	$(15)	$(54)	$(48,921)

Gain (Loss) on sale of Discontinued Operations	$—	$—	$—	$—	$—	$(4,941)	$(85)	$(5,026)	$(382)	$138	$(250)

Operating Margins - Continuing Operations
Insurance Services	55.3%	55.1%	55.0%	54.1%	53.5%	52.2%	51.4%	52.8%	52.0%	50.1%	50.3%
Screening and Authentication Services	25.8%	27.5%	24.4%	23.0%	22.7%	23.6%	19.5%	22.2%	16.4%	19.3%	20.5%
Financial and Professional Services	17.7%	9.7%	19.4%	9.4%	14.6%	11.9%	13.4%	12.4%	11.6%	16.7%	11.4%
Government Services	14.8%	12.1%	10.5%	7.0%	4.1%	8.3%	9.0%	7.2%	1.7%	5.2%	10.7%
Marketing Services	16.6%	18.6%	17.4%	18.3%	11.2%	14.8%	17.7%	15.6%	7.0%	4.9%	3.5%
ChoicePoint excluding other charges as a percentage of service revenue (b) (c)	26.9%	27.0%	26.6%	25.5%	25.0%	24.6%	21.6%	24.2%	22.4%	23.4%	23.2%
Operating income excluding other charges as a percentage of total revenue - continuing operations (b)	24.6%	20.7%	22.9%	20.4%	23.4%	-20.3%	23.9%	11.7%	21.5%	22.6%	21.7%
Internal Growth Rates (d)
Insurance Services	12.4%	13.1%	12.6%	12.8%	10.1%	8.2%	11.6%	10.6%	8.0%	9.3%	11.0%
Screening and Authentication Services	12.5%	9.1%	11.3%	11.1%	5.0%	3.8%	2.3%	5.4%	-1.4%	1.2%	-3.4%
Financial and Professional Services	-5.1%	-15.3%	-6.8%	-21.5%	-11.3%	-11.9%	5.9%	-10.6%	1.2%	0.1%	-5.7%
Government Services	25.0%	5.7%	7.4%	-3.6%	6.7%	-2.2%	13.5%	3.5%	7.8%	6.5%	5.6%
Marketing Services	-1.9%	-6.3%	-2.0%	-5.3%	-16.8%	-17.5%	-12.0%	-12.9%	-21.4%	-20.0%	-25.0%
Total ChoicePoint	8.8%	5.1%	7.3%	3.7%	2.9%	0.8%	6.5%	3.4%	2.3%	3.7%	2.3%

(a)	Service revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards.

(b)	Management excludes these charges in its assessments of operating results.

(c)	Other operating charges include specific expenses related to the fraudulent data access, asset impairment, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.

(d)	Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

(e)	Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, service revenue and internal growth.

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands except per share amounts)

					Fiscal Year					Fiscal Year
	Q1 2005	Q2 2005	Q3 2005	Q4 2005	2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006	Q1 2007	Q2 2007	Q3 2007
Net income	$36,970	$36,418	$39,584	$27,684	$140,656	$30,609	$34,862	$(72,216)	$23,667	$16,922	$30,922	$32,570	$1,251
EPS - Diluted	$0.40	$0.40	$0.43	$0.30	$1.53	$0.34	$0.40	$(0.86)	$0.30	$0.20	$0.40	$0.43	$0.02
Less:
Income (loss) from discontinued operations, net of tax	2,019	1,966	910	1,201	6,096	748	512	494	1,270	3,024	90	(339)	(521)
Impairment loss on assets held for sale, net of tax	—	—	—	—	—			(34,918)	(12,323)	(47,241)	(10)	(35)	(30,331)
Gain (loss) on sale of discontinued operations, net of tax	—	—	—	—	—	—	—	(3,088)	(53)	(3,141)	(245)	90	(155)

Income from continuing operations	$34,951	$34,452	$38,674	$26,483	$134,560	$29,861	$34,350	$(34,704)	$34,773	$64,280	$31,087	$32,854	$32,258
EPS from continuing operations	$0.38	$0.38	$0.42	$0.29	$1.47	$0.34	$0.39	$(0.42)	$0.44	$0.76	$0.40	$0.43	$0.44

Add back other charges (a):
Accelerated depreciation expense	—	—	—	—	—	5,463	—	—	—	5,463	—	—	—
Other operating charges (b)	5,412	6,040	4,006	13,315	28,773	5,987	2,740	116,054	(7,209)	117,572	1,288	912	2,761
Tax provision (benefit) related to other charges	(2,084)	(2,223)	(1,533)	(1,263)	(7,103)	(4,553)	(1,081)	(46,268)	2,758	(49,144)	(494)	(373)	(1,048)

Income from continuing operations excluding other charges (a)(b)	$38,279	$38,269	$41,147	$38,535	$156,230	$36,758	$36,009	$35,082	$30,322	$138,171	$31,881	$33,393	$33,971
EPS from continuing operations excluding other charges (a)(b)	$0.42	$0.42	$0.45	$0.42	$1.70	$0.41	$0.41	$0.42	$0.38	$1.63	$0.41	$0.44	$0.46

Wtd Avg Shares - diluted	92,175	91,702	91,934	90,777	91,695	88,804	87,736	83,533	79,782	84,986	77,362	75,852	73,829

(a)	The Company has presented this information with and without these items because they represent costs that management excludes in its assessment of operating results of the business.

(b)	Other operating charges include specific expenses related to the fraudulent data access, lease abandonments, merger-related costs, unusual items, realignment charges, and other charges as follows:

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007

Reversal of anticipated selling costs	—	—	—	—	—	—	—	—	(10,600)	(10,600)	—	—	—
Asset impairments	—	—	—	—	—	3,940	1,497	114,720	562	120,720	279	26	200
Nonmerger severance	—	—	—	—	—	1,115	658	411	—	2,184	305	2,248	1,773
Lease abandonments	—	—	—	—	—	150	(386)	—	1,996	1,760	137	139	956
Expenses related to fraudulent data access	5,412	6,040	4,006	13,315	28,773	782	971	923	833	3,509	567	(1,501)	113
Other, net	—	—	—	—	—	—	—	—	—	—	—	—	(281)

Total other operating charges	5,412	6,040	4,006	13,315	28,773	5,987	2,740	116,054	(7,209)	117,572	1,288	912	2,761

ChoicePoint Inc.

Cash Flow and Balance Sheet Highlights

(dollars in thousands)

Reconciliation of net cash provided by operating activities to net free cash flow

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007
Net cash provided by operating activities - continuing operations (a)	$37,275	$71,273	$52,785	$73,118	$234,451	$37,886	$30,957	$94,887	$63,971	$227,701	$44,704	$74,561	$67,779
Additions to property and equipment	3,076	9,555	5,071	6,979	24,681	5,420	6,238	3,502	8,977	24,137	4,292	3,396	5,875
Additions to other assets, net	10,270	7,602	6,710	10,764	35,346	9,412	11,284	8,541	2,701	31,938	7,142	8,833	7,395

Total capital expenditures	13,346	17,157	11,781	17,743	60,027	14,832	17,522	12,043	11,678	56,075	11,434	12,229	13,270
Net free cash flow - continuing operations	$23,929	$54,116	$41,004	$55,375	$174,424	$23,054	$13,435	$82,844	$52,293	$171,626	$33,270	$62,332	$54,509
Cash paid related to the fraudulent data access	1,907	3,635	4,266	3,778	13,586	3,820	2,721	2,008	1,625	10,174	1,023	1,202	616

Net free cash flow from continuing operations excluding cash paid related to the fraudulent data access	$25,836	$57,751	$45,270	$59,153	$188,010	$26,874	$16,156	$84,852	$53,918	$181,800	$34,293	$63,534	$55,125

Depreciation and Amortization	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007
Insurance Services	$2,568	$2,557	$2,448	$2,859	$10,432	$2,998	$3,072	$4,023	$4,203	$14,296	$4,154	$4,657	$4,502
Screening and Authentication Services	2,935	3,102	3,071	3,061	12,169	3,106	3,231	3,373	3,592	13,302	3,730	3,763	3,759
Financial and Professional Services	3,328	3,423	3,505	3,473	13,729	3,282	3,025	3,122	3,217	12,646	2,965	2,976	2,966
Government Services	3,068	2,885	3,057	3,170	12,180	3,150	2,931	2,900	3,158	12,139	3,033	3,088	3,092
Marketing Services	1,705	1,509	1,578	1,648	6,440	1,608	1,695	1,658	1,629	6,590	1,340	1,257	1,254
Unallocated & Other	2,473	2,490	2,598	2,466	10,027	2,508	2,454	2,401	2,293	9,656	2,343	2,126	2,218
Accelerated Depreciation	—	—	—	—	—	5,463	—	—	—	5,463	—	—	—

Total Continuing Operations	$16,077	$15,966	$16,257	$16,677	$64,977	$22,115	$16,408	$17,477	$18,092	$74,092	$17,565	$17,867	$17,791

Calculation of Net Debt and Net Debt to Total Book Capital Ratio

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005		March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006		March 31, 2007	June 30, 2007	September 30, 2007
Short-term debt and current maturities of long-term debt	$50,023	$50,042	$54,232	$50,022		$100,010	$101,810	$75,011	$100,011		$110,011	$90,011	$—
Long-term debt, less current maturities	65,024	20,041	30,038	80,035		105,032	95,031	315,030	315,028		350,025	335,019	515,000

Total Debt	115,047	70,083	84,270	130,057		205,042	196,841	390,041	415,039		460,036	425,030	515,000
Cash and cash equivalents	(11,162)	(1,069)	(5,377)	(21,337)		(8,499)	(5,337)	(37,229)	(26,612)		(39,242)	(27,544)	(37,487)

Net Debt	103,885	69,014	78,893	108,720		196,543	191,504	352,812	388,427		420,794	397,486	477,513
Net Debt	103,885	69,014	78,893	108,720		196,543	191,504	352,812	388,427		420,794	397,486	477,513
Book Value of Shareholders’ Equity	1,029,576	1,067,919	1,074,133	1,020,874		968,875	1,015,991	721,944	663,647		614,409	618,884	490,320

Total Capitalization	1,133,461	1,136,933	1,153,026	1,129,594		1,165,418	1,207,495	1,074,756	1,052,074		1,035,203	1,016,370	967,833
Net debt to total book capital ratio	9.2%	6.1%	6.8%	9.6%		16.9%	15.9%	32.8%	36.9%		40.6%	39.1%	49.3%

Calculation of EBITDA and Ratio of Net Debt to EBITDA Ratio (d)

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Fiscal Year 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007
Income from Continuing Operations - As reported	$34,951	$34,452	$38,674	$26,483	$134,560	$29,861	$34,350	$(34,704)	$34,773	$64,280	$31,087	$32,854	$32,258
Income taxes	21,607	20,223	23,900	22,533	88,263	19,717	22,302	(23,006)	21,549	40,562	19,048	20,973	19,773
Interest expense, net	1,266	1,056	925	1,266	4,513	2,205	2,960	4,693	6,062	15,920	6,316	6,361	6,690

Operating Income (Loss) - Continuing Operations	57,824	55,731	63,499	50,282	227,336	51,783	59,612	(53,017)	62,384	120,762	56,451	60,188	58,721
Add back: Other charges (b):
Accelerated depreciation	—	—	—	—	—	5,463	—	—	—	5,463	—	—	—
Other operating charges (c)	5,412	6,040	4,006	13,315	28,773	5,987	2,740	116,054	(7,209)	117,572	1,288	912	2,761

Operating Income (Loss) - Continuing Operations - As Adjusted	63,236	61,771	67,505	63,597	256,109	63,233	62,352	63,037	55,175	243,797	57,739	61,100	61,482
Depreciation and amortization	16,077	15,966	16,257	16,677	64,977	16,652	16,408	17,477	18,092	68,629	17,565	17,867	17,791
Stock-based compensation	1,223	1,447	1,449	1,471	5,590	5,117	5,103	6,217	6,249	22,686	5,642	5,773	5,686

Earnings before Interest, Taxes, Depreciation & Amortization (EBITDA)	$80,536	$79,184	$85,211	$81,745	$326,676	$85,002	$83,863	$86,731	$79,516	$335,112	$80,946	$84,740	$84,959

EBITDA - Trailing 12 Months						$331,142	$335,821	$337,341	$335,112		$331,056	$331,933	$330,161

Net Debt to EBITDA Ratio (d)											1.27	1.20	1.45

ChoicePoint Inc.

Calculation of Cumulative iMap EBITDA

(dollars in thousands)

	Fiscal Year 2004	Fiscal Year 2005	Fiscal Year 2006	Sep-07 YTD	Cumulative Total
Operating Income	$10,274	$8,007	$7,556	$570	$26,407
Add back:
Depreciation and amortization	2,097	4,617	4,033	1,016	11,763

Earnings before Interest, Taxes, Depreciation & Amortization (EBITDA)	$12,371	$12,624	$11,589	$1,586	$38,170